UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2024

 RESTAURANT BRANDS INTERNATIONAL INC.
RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Canada	001-36786	98-1202754
Ontario	001-36787	98-1206431
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

130 King Street West, Suite 300		M5X 1E1
Toronto,	Ontario
(Address of Principal Executive Offices)		(Zip Code)

(905) 339-6011
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, without par value	QSR	New York Stock Exchange

Securities registered pursuant to Section 12(g) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Class B exchangeable limited partnership units	QSP	Toronto Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 8, 2024, Restaurant Brands International Inc. (“RBI”) announced further details on its previously announced change to its reportable segments and announced an updated measure of segment income. Beginning with the fourth quarter and year ended December 31, 2023, RBI revised its reportable segments to align with how the Chief Operating Decision Maker manages RBI’s business, including resource allocation and performance assessment. RBI’s revised reportable segments consist of the following: (1) Tim Hortons (“TH”); (2) Burger King (“BK”); (3) Popeyes Louisiana Kitchen (“PLK”); (4) Firehouse Subs (“FHS”); and (5) International (“INTL”). The TH, BK, PLK and FHS segments include results from each brands’ operations in the United States and Canada. INTL includes consolidated results from each brands’ operations outside of the United States and Canada.

In addition, RBI has transitioned its measure of segment income from Adjusted EBITDA to Adjusted Operating Income (“AOI”). AOI represents income from operations, adjusted to exclude (i) franchise agreement amortization (“FAA”) as a result of acquisition accounting, (ii) (income) loss from equity method investments, net of cash distributions received from equity method investments, (iii) other operating expenses (income), net and, (iv) income/expenses from non-recurring projects and non-operating activities. Unlike Adjusted EBITDA, AOI includes depreciation and amortization (excluding FAA) as well as share-based compensation and non-cash incentive compensation expense. RBI will continue to report Adjusted EBITDA on a consolidated and segment level basis for supplemental purposes.

In order to assist investors, RBI has included in Exhibits 99.1 and 99.2 to this report certain unaudited historical information to provide investors with supplemental financial and operational information that is on a basis consistent with RBI’s revised segment structure and new measure of segment income. These changes only affect segment allocation of results and do not revise or restate RBI’s previously reported consolidated financial statements or RBI’s previously reported non-GAAP adjustments on a consolidated basis.

The information furnished under Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 8, 2024.
99.2	Historical Financial Information for New Segment Reporting
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESTAURANT BRANDS INTERNATIONAL INC. RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP, by its general partner RESTAURANT BRANDS INTERNATIONAL INC.

Date: January 8, 2024	/s/ Matthew Dunnigan
	Name:	Matthew Dunnigan
	Title:	Chief Financial Officer